1 SUPPLEMENTAL FINANCIAL PACKAGE

2 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated November 8, 2022, which has been furnished as Exhibit 99.1 to our Form 8-K filed on November 8, 2022. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward- looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s Mezzanine program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward- looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS

3 BOARD OF DIRECTORS Daniel A. Hoffler, Executive Chairman of the Board Louis S. Haddad, Vice Chairman of the Board James C. Cherry, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director Dennis H. Gartman, Independent Director Eva S. Hardy, Independent Director A. Russell Kirk, Director John W. Snow, Independent Director CORPORATE OFFICERS Louis S. Haddad, President and Chief Executive Officer Matthew T. Barnes-Smith, Chief Financial Officer Shawn J. Tibbetts, Chief Operating Officer Eric E. Apperson, President of Construction Shelly R. Hampton, President of Asset Management Jefferies Jonathan Petersen (212) 284-1705 jpetersen@jefferies.com Bank of America Merrill Lynch Camille Bonnel (416) 369-2140 camille.bonnel@bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com ANALYST COVERAGE Armada Hoffler (NYSE: AHH) is a vertically integrated, self-managed real estate investment trust with over four decades of experience developing, building, acquiring, and managing high-quality office, retail, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third- party clients, in addition to developing and building properties to be placed in their stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information visit ArmadaHoffler.com. CORPORATE PROFILE Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Stifel Stephen Manaker (212) 271-3716 manakers@stifel.com

4 HIGHLIGHTS • Net income attributable to common stockholders and OP Unit holders of $33.9 million, or $0.38 per diluted share, compared to $4.9 million, or $0.06 per diluted share, for the three months ended September 30, 2021. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $22.7 million, or $0.26 per diluted share, compared to $21.9 million, or $0.27 per diluted share, for the three months ended September 30, 2021. See "Non-GAAP Financial Measures." • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $25.8 million, or $0.29 per diluted share, compared to $21.6 million, or $0.26 per diluted share, for the three months ended September 30, 2021. • Raised 2022 full-year Normalized FFO guidance to $1.18 to $1.20 per diluted share from the Company's previous guidance range of $1.16 to $1.20 per diluted share. This represents a 11% increase over 2021 results. • Portfolio wide occupancy exceeded 97% for the third consecutive quarter. Retail occupancy reached an all-time high of 98%. • Executed a new 60,000 square foot lease with Franklin Templeton at Wills Wharf, bringing the building to 91% leased. • Executed a new 18,000 square foot office lease with Old Dominion University at the Town Center of Virginia Beach for ODU’s Institute of Data Science and Coastal Virginia Center for Cyber Innovation. • Subsequent to the end of the third quarter, executed a new 46,000 square foot lease with Morgan Stanley at Thames Street Wharf that expands the tenant’s space to over 240,000 square feet and extends their lease term to 2035. • Same Store net operating income ("NOI") increased 3.0% on a GAAP basis and 2.7% on a cash basis compared to the quarter ended September 30, 2021. • Commercial same store NOI increased 2.0% on a GAAP basis and 1.4% on a cash basis. • Multifamily same store NOI increased 6.5% on a GAAP and 7.0% on a cash basis. • Positive GAAP releasing spreads during the third quarter of 10.7% for retail lease renewals and 3.3% for office lease renewals. • Multifamily lease rates increased 7.6% during the third quarter of 2022. Rental rates on new lease trade outs increased 8.8% and rental rates on lease renewals increased 6.3%. • Amended and restated the existing $355 million unsecured credit facility, increased the borrowing capacity of the Company’s unsecured credit facility to $550 million, with an option to expand to $1.0 billion, and extended to the terms of the revolving line of credit and term loan components to 2027 and 2028, respectively. • Closed on the $150 million sale of The Residences at Annapolis Junction at a 4.15% cap rate.

5 2022 OUTLOOK & ASSUMPTIONS OUTLOOK(1) LOW HIGH TOTAL NOI $145.2M $146.0M CONSTRUCTION SEGMENT GROSS PROFIT $7.8M $8.4M G&A EXPENSES $16.0M $16.5M INTEREST INCOME $14.6M $15.0M INTEREST EXPENSE(2) $35.4M $36.1M NORMALIZED FFO PER DILUTED SHARE $1.18 $1.20 GUIDANCE ASSUMPTIONS (1) See appendix for definitions. Ranges exclude certain items as per definition. (2) Includes the interest expense on finance leases. • Anticipated sale of Interlock in 2023 • Acquisition of a $26.5 million grocery-anchored retail asset • New $125 million unsecured term loan projected to close late November 2022 • Interest expense based on Forward Yield Curve, which forecasts rates ending the year at 4.4%

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended			
OPERATIONAL METRICS	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Net Income Attributable to Common Stockholders and OP Unitholders	$33,899	$27,752	$9,289	$361
Net Income per Diluted Share Attributable to Common Stockholders and OP Unitholders	$0.38	$0.31	$0.11	$0.00
Normalized FFO Attributable to Common Stockholders and OP Unitholders	25,789	26,203	24,533	21,907
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	$0.29	$0.30	$0.28	$0.27
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	4.9x	5.5x	5.6x	5.4x
Fixed charge coverage ratio	2.4x	2.5x	2.6x	2.3x
CAPITALIZATION				
Common Shares Outstanding	67,730	67,730	67,695	63,012
Operating Partnership Units Outstanding	20,611	20,621	20,622	20,633
Common Shares and Operating Partnership Units Outstanding	88,341	88,351	88,317	83,645
Market Price per Common Share[(1)]	$10.38	$12.84	$14.60	$15.22
Common Equity Capitalization	916,979	1,134,427	1,289,428	1,273,077
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	1,088,064	1,305,512	1,460,513	1,444,162
Total Debt[(2)]	1,042,955	1,165,108	1,179,296	957,387
Total Capitalization	$2,131,019	$2,470,620	$2,639,809	$2,401,549
STABILIZED PORTFOLIO OCCUPANCY[(3)]				
Retail	98.0%	97.1%	96.7%	96.0%
Office	96.8%	97.9%	97.3%	96.8%
Multifamily	96.4% [(4)]	97.2% [(4)]	97.3% [(4)]	97.4%
Weighted Average[(5)]	97.1%	97.3%	97.1%	96.7%
STABILIZED PORTFOLIO				
Commercial				
Retail Portfolio				
Net Operating Income	$15,597	$15,940	$15,691	$15,389
Number of Properties	37	37	37	37
Net Rentable Square Feet	3,791,820	3,798,868	4,067,360	4,067,355
Office Portfolio				
Net Operating Income	$11,757	$11,679	$11,379	$7,055
Number of Properties	9	8	8	7
Net Rentable Square Feet	2,120,341	1,792,350	1,792,054	1,301,319
Multifamily				
Multifamily Portfolio				
Net Operating Income	$8,188	$9,083	$9,492	$9,826
Number of Properties	10	10	12	11
Units	2,254	2,447	2,447	2,344
Beds	-	-	615	615

(1) *As of market close on last day of period.*
(2) *Excludes GAAP adjustments.*
(3) *See appendix for definitions.*
(4) *See appendix for 2022 multifamily occupancy calculation.*
(5) *Total occupancy weighted by annualized base rent.*

6

SUMMARY INCOME STATEMENT

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended		Nine Months Ended	
	9/30/2022	9/30/2021	9/30/2022	9/30/2021
		(Unaudited)		
Revenues				
Rental Revenues	$53,743	$49,560	$163,602	$142,679
General Contracting Revenues	69,024	17,502	138,947	71,473
Total Revenues	122,767	67,062	302,549	214,152
Expenses				
Rental Expenses	12,747	12,717	38,101	34,841
Real Estate Taxes	5,454	5,543	16,695	16,314
General Contracting Expenses	66,252	15,944	133,491	68,350
Depreciation and Amortization	17,527	16,886	54,865	52,237
Amortization of Right-of-Use Assets - Finance Leases	278	278	833	745
General & Administrative Expenses	3,854	3,449	12,179	10,957
Acquisition, Development & Pursuit Costs	-	8	37	111
Impairment Charges	-	-	333	3,122
Total Expenses	106,112	54,825	256,534	186,677
Gain on Real Estate Dispositions	33,931	(113)	53,424	3,604
Operating Income	50,586	12,124	99,439	31,079
Interest Income	3,490	3,766	10,410	14,628
Interest Expense	(10,345)	(8,827)	(28,747)	(25,220)
Loss on Extinguishment of Debt	(2,123)	(120)	(2,899)	(120)
Change in Fair Value of Derivatives and Other	782	131	7,512	838
Unrealized Credit Loss Release (Provision)	42	617	(858)	284
Other Income (Expense), Net	118	15	415	201
Income Before Taxes	42,550	7,706	85,272	21,690
Income Tax Benefit (Provision)	(181)	42	140	522
Net Income	$42,369	$7,748	$85,412	$22,212
Net Loss Attributable to Noncontrolling Interest in Investment Entities	(5,583)	-	(5,811)	-
Preferred Stock Dividends	(2,887)	(2,887)	(8,661)	(8,661)
Net Income Attributable to AHH and OP Unitholders	$33,899	$4,861	$70,940	$13,551
Net Income per Diluted Share and Unit Attributable to AHH and OP Unitholders	$0.38	$0.06	$0.80	$0.17
Weighted Average Shares & OP Units - Diluted	88,341	81,936	88,143	81,164

7

8 SUMMARY BALANCE SHEET $ IN THOUSANDS 9/30/2022 12/31/2021 Assets (Unaudited) Real Estate Investments: Income Producing Property $1,797,547 $1,658,609 Held for Development 6,294 6,294 Construction in Progress 92,357 72,535 Accumulated Depreciation (316,189) (285,814) Net Real Estate Investments 1,580,009 1,451,624 Real Estate Investments Held for Sale - 80,751 Cash and Cash Equivalents 54,700 35,247 Restricted Cash 4,865 5,196 Accounts Receivable, Net 35,400 29,576 Notes Receivable 141,816 126,429 Construction Receivables, Including Retentions 47,865 17,865 Costs in Excess of Earnings 232 243 Equity Method Investments 64,470 12,685 Operating Lease Right-of-Use Assets 23,416 23,493 Finance Lease Right-of-Use Assets 46,155 46,989 Acquired Intangibles 103,297 62,038 Other Assets 85,346 45,927 Total Assets $2,187,571 $1,938,063 Liabilities and Equity Indebtedness, Net $1,041,576 $917,556 Liabilities Related to Assets Held for Sale - 41,364 Accounts Payable and Accrued Liabilities 24,301 29,589 Construction Payables 63,376 31,166 Billings in Excess of Construction Contract Costs and Est. Earnings 15,736 4,881 Operating Lease Liabilities 31,708 31,648 Finance Lease Liabilities 46,409 46,160 Other Liabilities 53,551 55,876 Total Liabilities 1,276,657 1,158,240 Total Equity 910,914 779,823 Total Liabilities and Equity $2,187,571 $1,938,063 As Of

FFO, NORMALIZED FFO & AFFO[1]

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended (Unaudited)				Nine Months Ended (Unaudited)	
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2022	9/30/2021
Funds From Operations						
Net Income Attributable to AHH and OP Unitholders	$33,899	$27,752	$9,289	$361	$70,940	$13,551
Net Income per Diluted Share	$0.38	$0.31	$0.11	$0.00	$0.80	$0.17
Depreciation and Amortization[2]	17,290	18,509	18,285	16,616	54,084	52,237
Gain on Dispositions of Operating Real Estate[3]	(28,502)	(19,493)	-	(15,442)	(47,995)	(3,351)
Impairment of Real Estate Assets	-	201	-	18,339 [4]	201	3,039 [7]
FFO	$22,687	$26,969	$27,574	$19,874	$77,230	$65,476
FFO per Diluted Share	$0.26	$0.31	$0.31	$0.24	$0.88	$0.81
Normalized FFO						
Acquisition, Development & Other Pursuit Costs	-	26	11	1	37	111
Loss on Extinguishment of Debt	2,123	618	158	3,690	2,899	120
Non-Cash GAAP Adjustments	236	657	930	(314)	1,823	544
Change in Fair Value of Derivatives and Other	(782)	(2,548)	(4,182)	(1,344)	(7,512)	(838)
Amortization of Interest Rate Cap Premium on Designated Cash Flow Hedges	1,525	481	42	59	2,048	176
Normalized FFO	$25,789	$26,203	$24,533	$21,966	$76,525	$65,589
Normalized FFO per Diluted Share	$0.29	$0.30	$0.28	$0.27	$0.87	$0.81
Adjusted FFO						
Non-Cash Stock Compensation	614	506	1,609	400	2,729	1,830
Acquisition, Development & Other Pursuit Costs	-	(26)	(11)	(1)	(37)	(111)
Tenant Improvements, Leasing Commissions, Lease Incentives[5]	(639)	(1,242)	(2,873)	(1,212)	(4,754)	(4,638)
Property-Related Capital Expenditures	(2,417)	(2,296)	(3,735)	(3,145)	(8,448)	(6,735)
Adjustment for Mezz Loan Modification and Exit Fees	(209)	(209)	(493)	(493)	(911)	(1,479)
Non-Cash Interest Expense[6]	1,336	1,395	1,509	1,272	4,240	3,622
Cash Ground Rent Payment - Finance Lease	(635)	(635)	(635)	(624)	(1,905)	(1,663)
GAAP Adjustments	(1,762)	(1,622)	(1,490)	(666)	(4,874)	(3,638)
AFFO	$22,077	$22,074	$18,414	$17,497	$62,565	$52,777
AFFO per Diluted Share	$0.25	$0.25	$0.21	$0.21	$0.71	$0.65
Weighted Average Common Shares Outstanding	67,730	67,710	67,128	61,646	67,525	60,310
Weighted Average Operating Partnership Units Outstanding	20,611	20,621	20,621	20,634	20,618	20,854
Total Weighted Average Common Shares and OP Units Outstanding	88,341	88,331	87,749	82,280	88,143	81,164

(1) *See definitions in appendix.*
(2) *Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.*
(3) *Excludes gain/loss attributable to noncontrolling interests in consolidated investments and the disposition of non-operating parcels.*
(4) *Related to Hoffler Place and Summit Place.*
(5) *Excludes development, redevelopment, and first-generation space.*
(6) *Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.*
(7) *Related to Socastee Commons.*

9

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Three months ended 9/30/2022			
	Office[3]	Retail	Multifamily	Total
Stable Portfolio				
Portfolio NOI[1][2]	$11,238	$14,983	$8,153	$34,374
Non-Stabilized Properties NOI	-	-	-	-
Signed Leases Not Yet Occupied or in Free Rent Period	1,219	492	6	1,717
Stable Portfolio NOI	$12,457	$15,475	$8,159	$36,091
Intra-Quarter Transactions				
Net Acquisitons	-	-	-	-
Net Dispositions	-	(11)	(357)	(368)
Annualized	$49,828	$61,856	$31,208	$142,892

Non-Stabilized Portfolio

	As of 9/30/2022
Projects Under Development	$85,000
Properties in Lease Up	-
Development Opportunities	17,000
Unconsolidated JV Development	65,000
Total Non-Stabilized Portfolio	$167,000

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$6,169

Non-Property Assets[4]

	As of 9/30/2022
Cash and Retricted Cash	$59,565
Accounts Receivable	35,400
Notes Receivable and Other Notes Receivable[5]	26,048
Preferred Equity / Mezzanine Investments[5]	116,252
Construction Receivables, Including Retentions[5]	48,048
Acquired Lease Intangible Assets, Net	103,297
Other Assets / Costs in Excess of Earnings	85,578
Total Non-Property Assets	$474,188

Liabilities[4]

	As of 9/30/2022
Mortgages and Notes Payable[5]	$1,042,955
Accounts Payable and Accrued Liabilities	24,301
Construction Payables, Including Retentions	63,376
Other Liabilities[5]	67,687
Total Liabilities	$1,198,319

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 9/30/2022
Total Common Shares Outstanding	67,730
Total OP Units Outstanding	20,611
Total Common Shares & OP Units Outstanding	88,341

(1) *Excludes expenses associated with the Company's in-house asset management division of $0.7M for the 3 months ended 9/30/2022.*
(2) *Includes 100% of joint ventures.*
(3) *Includes leases for spaces occupied by Armada Hoffler which are eliminated for GAAP purposes.*
(4) *Excludes lease right of use assets and lease liabilities.*
(5) *Excludes GAAP adjustments.*

10

STABILIZED PORTFOLIO SUMMARY

AS OF SEPTEMBER 30, 2022
SEE APPENDIX FOR FULL LIST OF PROPERTIES

ARMADA HOFFLER

COMMERCIAL PORTFOLIO

Retail Properties	# of Properties	Net Rentable SF	Average Age	Occupied SF	Occupancy[1]	ABR[1]	ABR per Occupied SF
Town Center of Virginia Beach	9	494,317	16	483,884	97.9%	$11,874,085	$24.54
Grocery Anchored	15	1,400,564	12	1,370,101	97.8%	22,540,288	16.45
Regional Centers	13	1,896,939	17	1,861,945	98.2%	34,589,043	18.58
Total Retail Portfolio	37	3,791,820	15	3,715,930	98.0%	$69,003,416	$18.57

Office Properties	# of Properties	Net Rentable SF	Average Age	Occupied SF	Occupancy[1]	ABR[1]	ABR per Occupied SF
Town Center of Virginia Beach	4	788,529	20	780,174	98.9%	$22,682,009	$29.07
Harbor Point - Baltimore Waterfront	3	1,082,152	7	1,038,302	95.9%	31,488,495	30.33
Other	2	249,660	3	233,501	93.5%	6,320,386	27.07
Stabilized Office Total	9	2,120,341	12	2,051,977	96.8%	$60,490,890	$29.48

MULTIFAMILY PORTFOLIO

Multifamily Properties	# of Properties	Units	Average Age	Occupied Units	Occupancy[1]	AQR [1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach	3	759	9	727	95.8%	$17,215,080	$1,974
Harbor Point - Baltimore Waterfront	2	392	5	380	96.9%	11,558,616	2,535
Other	5	1,103	7	1,065	96.6%	21,435,876	1,677
Stabilized Multifamily Total	10	2,254	7	2,172	96.4%	$50,209,572	$1,926

(1) *See appendix for definitions and portfolio detail.*

11

SAME STORE NOI BY SEGMENT

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

ARMADA HOFFLER

	Three Months Ended				Nine Months Ended			
	9/30/2022	9/30/2021	$ Change	% Change	9/30/2022	9/30/2021	$ Change	% Change
Office								
Revenue	$10,315	$10,252	$63	0.6%	$30,861	$30,752	$109	0.4%
Rental Expenses[1]	2,563	2,510	53	2.1%	7,193	6,934	259	3.7%
Real Estate Taxes	1,397	1,315	82	6.2%	4,026	3,903	123	3.2%
Net Operating Income	$6,355	$6,427	($72)	-1.1%	$19,642	$19,915	($273)	-1.4%
GAAP Adjustments	(178)	(70)	(108)		(302)	(714)	412	
Net Operating Income, Cash	$6,177	$6,357	($180)	-2.8%	$19,340	$19,201	$139	0.7%
Retail								
Revenue	$19,718	$19,062	$656	3.4%	$54,650	$51,628	$3,022	5.9%
Rental Expenses[1]	3,006	2,878	128	4.4%	8,053	7,439	614	8.3%
Real Estate Taxes	2,055	2,008	47	2.3%	5,775	5,784	(9)	-0.2%
Net Operating Income	$14,657	$14,176	$481	3.4%	$40,822	$38,405	$2,417	6.3%
GAAP Adjustments	(844)	(816)	(28)		(1,283)	(1,588)	305	
Net Operating Income, Cash	$13,813	$13,360	$453	3.4%	$39,539	$36,817	$2,722	7.4%
Multifamily								
Revenue	$11,222	$10,624	$598	5.6%	$32,901	$30,399	$2,502	8.2%
Rental Expenses[1]	3,456	3,393	63	1.9%	9,583	9,409	174	1.8%
Real Estate Taxes	1,060	934	126	13.5%	3,041	2,865	176	6.1%
Net Operating Income	$6,706	$6,297	$409	6.5%	$20,277	$18,125	$2,152	11.9%
GAAP Adjustments	(214)	(232)	18		(639)	(597)	(42)	
Net Operating Income, Cash	$6,492	$6,065	$427	7.0%	$19,638	$17,528	$2,110	12.0%
Same Store NOI	$27,718	$26,900	$818	3.0%	$80,741	$76,445	$4,296	5.6%
GAAP Adjustments	(1,236)	(1,118)	(118)		(2,224)	(2,899)	675	
Same Store Portfolio NOI, Cash Basis	$26,482	$25,782	$700	2.7%	$78,517	$73,546	$4,971	6.8%

(1) *Excludes expenses associated with the Company's in-house asset management division of $0.7M for each of the 3 months ended 9/30/2022 & 9/30/2021.*

12

13 DEBT TO ADJUSTED EBITDA $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, mezzanine, construction, and other ancillary activities outside of our stabilized portfolio. (2) Total notes payable less GAAP adjustments, cash, restricted cash, and other notes payable. 7.6 x 6.5 x 4.9 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x Net Debt + Preferred/ Total Adjusted EBITDA Plus Ancillary Debt/ Total Adjusted EBITDA⁽¹⁾ Stabilized Portfolio Debt/ Stabilized Portfolio Adjusted EBITDA Three months ended 9/30/2022 Stabilized Portfolio Adjusted EBITDA $34,866 Stabilized Portfolio Debt $684,704 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA 4.9x Total Adjusted EBITDA(1) $38,036 Net Debt(2) $983,390 Net Debt Plus Ancillary Debt/Total Adjusted EBITDA 6.5x Net Debt + Preferred $1,154,475 Net Debt + Preferred /Total Adjusted EBITDA 7.6x

DEBT MANAGEMENT

$ IN THOUSANDS

ARMADA HOFFLER

Total Debt Composition[1]

	% of Debt	Weighted Average Interest Rate	Weighted Average Maturity
Variable vs. Fixed-rate Debt			
Variable-Rate Debt[2]	52.7%	2.7%	3.7 Yrs
Fixed-Rate Debt[3][4]	47.3%	3.2%	7.4 Yrs
Secured vs. Unsecured Debt			
Unsecured Debt	32.2%	2.5%	5.2 Yrs
Secured Debt	67.8%	5.3%	5.6 Yrs
Portfolio Weighted Average		2.9% [5]	5.5 Yrs

Interest Rate Cap Agreements At or Below 4.00%

Effective Date	Maturity Date	Strike Rate	Notional Amount
February 2021	February 2023	LIBOR 0.50%	$100,000
March 2021	April 2023	LIBOR 2.50%	14,479
November 2020	November 2023	SOFR 1.84%	84,375
July 2022	January 2024	SOFR 1.00%-3.00%[6]	85,100
January 2022	February 2024	BSBY + 4.00%	175,000
April 2022	February 2024	BSBY 1.00%-3.00%[6]	175,000
July 2022	March 2024	SOFR 1.00%-3.00%[6]	200,000
May 2022	September 2024	SOFR 1.00%-3.00%[6]	1,097
Total Interest Rate Caps			$835,051
Fixed-Rate Debt[3][4]			$493,570
Fixed-Rate and Hedged Debt			$1,328,621
Total Debt[4]			$1,042,955
% Fixed or Hedged			100%

(1) Includes impact of non-designated interest rate caps.
(2) Excludes debt subject to interest rate swap locks.
(3) Includes debt subject to interest rate swap locks.
(4) Excludes GAAP adjustments.
(5) Represents the weighted average interest rate of the portfolio, inclusive of caps and swaps.
(6) Represents a hedging corridor.

14

OUTSTANDING DEBT

$ IN THOUSANDS

ARMADA HOFFLER

Debt	Stated Rate	Effective Rate of as 9/30/2022[1]	Maturity Date	Debt Maturities & Principal Payments 2022	2023	2024	2025	2026	Thereafter	Outstanding as of 9/30/2022
Secured Notes Payable - Stabilized Debt										
Wills Wharf	L+2.25%	5.39%	Jun-2023	-	$64,288					$64,288
249 Central Park Retail	L+1.60%	3.85% [2]	Aug-2023	67	16,093					16,160
Fountain Plaza Retail	L+1.60%	3.85% [2]	Aug-2023	40	9,684					9,724
South Retail	L+1.60%	3.85% [2]	Aug-2023	29	7,065					7,094
Red Mill Central	4.80%	4.80%	Jun-2024	44	175	1,838				2,057
Gainesville Apartments	L+3.00%	6.14% [3]	Aug-2024	-	-	30,328				30,328
Premier Apartments	L+1.55%	4.69%	Oct-2024	57	234	16,035				16,326
Premier Retail	L+1.55%	4.69%	Oct-2024	28	115	7,898				8,041
Red Mill South	3.57%	3.57%	May-2025	83	338	351	4,502			5,274
Market at Mill Creek	L+1.55%	4.69%	Jul-2025	162	647	647	11,200			12,656
Encore Apartments	2.93%	2.93%	Feb-2026	136	556	573	590	22,262		24,117
4525 Main Street	2.93%	2.93%	Feb-2026	175	714	735	757	28,578		30,959
Thames Street Wharf	BSBY+1.30%	2.35% [2]	Sep-2026	358	1,433	1,972	3,050	62,872		69,685
Constellation Energy Building	BSBY+1.50%	2.59% [3][4]	Nov-2026	-	-	-	-	175,000		175,000
Southgate Square	L+1.90%	5.04% [3]	Dec-2026	10	39	37	43	26,470		26,599
Nexton Square	SOFR+1.95%	4.99% [3]	Jun-2027	57	231	240	255	269	21,343	22,395
Greenbrier Square	3.74%	3.74%	Oct-2027	60	371	385	399	415	18,370	20,000
Liberty Apartments	SOFR+1.50%	4.54%	Oct-2027	86	350	364	384	402	19,415	21,001
Lexington Square	4.50%	4.50%	Sep-2028	71	293	306	320	335	12,638	13,963
Red Mill North	4.73%	4.73%	Dec-2028	28	116	121	127	133	3,582	4,107
Greenside Apartments	3.17%	3.17%	Dec-2029	187	759	780	808	834	28,681	32,049
Smith's Landing	4.05%	4.05%	Jun-2035	233	956	994	1,037	1,081	11,467	15,768
Edison Apartments	5.30%	5.30%	Dec-2044	93	384	405	427	450	13,897	15,656
The Cosmopolitan	3.35%	3.35%	Jul-2051	214	876	906	937	968	37,556	41,457
Total - Secured Stabilized Debt				2,218	105,717	64,915	24,836	320,069	166,949	684,704
Secured Notes Payable - Development Pipeline										
Chronicle Mill	L+3.00%	4.04% [3]	May-2024	-	-	22,251	-	-	-	22,251
Southern Post	SOFR+2.25%	3.29% [3][4]	Aug-2026	-	-	-	-	-		-
Total - Development Pipeline				-	-	22,251	-	-	-	22,251
Total Secured Notes Payable				2,218	105,717	87,166	24,836	320,069	166,949	706,955
Unsecured Stabilized Debt										
Senior Unsecured Line of Credit	SOFR+1.30%-1.85%	4.54%	Jan-2027	-	-	-	-	-	36,000	36,000
Senior Unsecured Term Loan	SOFR+1.25%-1.80%	4.49%	Jan-2028	-	-	-	-	-	114,500	114,500
Senior Unsecured Term Loan	L+1.25%-1.80%	1.85%-4.37% [2]	Jan-2028	-	-	-	-	-	185,500	185,500
Total - Unsecured Stabilized Debt				-	-	-	-	-	336,000	336,000
Total Notes Payable Excluding GAAP Adjustments				$2,218	$105,717	$87,166	$24,836	$320,069	$502,949	$1,042,955
Other Notes Payable										9,231
GAAP Adjustments										(10,610)
Total Notes Payable										$1,041,576

(1) *Excludes non-designated interest rate caps.*
(2) *Includes debt subject to interest rate swap locks.*
(3) *Subject to a rate floor.*
(4) *Includes debt subject to designated interest rate caps.*

15

CAPITALIZATION & FINANCIAL RATIOS

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE
AS OF SEPTEMBER 30, 2022

Debt	% of Total	Principal Balance
Unsecured Credit Facility	3%	$36,000
Unsecured Term Loans	29%	300,000
Mortgages Payable	68%	706,955
Total Debt		$1,042,955

Preferred Equity	Shares	Liquidation Value per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units	Stock Price[1]	Market Value
Common Stock (NYSE: AHH)	77%	67,730	$10.38	$703,037
Operating Partnership Units	23%	20,611	$10.38	213,942
Equity Market Capitalization		88,341		$916,979
Total Capitalization				$2,131,019
Enterprise Value				$2,071,454

Financial Ratios	
Debt Service Coverage Ratio[2]	2.9x
Fixed Charge Coverage Ratio[3]	2.4x
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	4.9x
Net Debt Plus Ancillary Debt / Total Adjusted EBITDA	6.5x
Net Debt Plus Preferred / Total Adjusted EBITDA	7.6x
Debt/Total Capitalization	49%

Liquidity[4]	
Cash on hand[5]	$54,700
Availability Under Credit Facility	214,000
Total Liquidity	$268,700



Common Equity 43%
Preferred Equity 8%
Debt 49%

Unencumbered Properties	
% of Total Properties	60%
% of Annualized Base Rent	40%

(1) *As of close of market 9/30/22.*
(2) *Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense and required principal repayment.*
(3) *Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends.*
(4) *Excludes availability under construction loans.*
(5) *Inclusive of intended 1031 proceeds for pending 4Q22 acquisition.*

16

ACTIVE DEVELOPMENT PROJECTS

$ IN THOUSANDS

				Schedule[1]							
Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Chronicle Mill Belmont, NC	Multifamily	244 units / 14,700 sf	49%	1Q21	4Q22	4Q23	$57,500	$35,100	$52,000	85%[3]	
Southern Post Roswell, GA	Mixed-use	137 units / 137,000 sf	-	4Q21	4Q23	4Q24	118,000	73,600	33,000	100%	
						Total Projects Under Development	$175,500	$108,700	$85,000		

Unconsolidated JV Developments

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Equity Requirement	Funded to Date	AHH Ownership %	Anchor Tenants
T. Rowe Price Global HQ Baltimore, MD	Office	535,900 sf office / 40,500 sf retail / 250 parking spaces	93%	2Q22	3Q24	3Q24	$258,000	$39,000	$42,000[4]	50%	T. Rowe Price
Parcel 4 Mixed-Use Baltimore, MD	Mixed-Use/Garage	312 units / 13,000 sf retail / 1,250 parking spaces	-	2Q22	3Q24	2Q26	223,000	100,000	23,000	90%	
						Total Unconsolidated JV Development	$481,000	$139,000	$65,000		

	Q3 2022	Year to Date
Capitalized Interest	$1,209	$2,303
Capitalized Overhead	$900	$2,227



T. Rowe Price/ Parcel 4
Baltimore, MD



Chronicle Mill
Belmont, NC

(1) *Represents estimates that may change as the development and redevelopment process proceeds.*
(2) *First fully-stabilized quarter. See same store definition in appendix.*
(3) *Majority interest in joint venture with preferred return.*
(4) *Overfunded due to timing of loan modification. Reimbursed subsequent to quarter end.*

17

18 PREFERRED INVESTMENTS/MEZZANINE $ IN THOUSANDS AS OF SEPTEMBER 30, 2022 (1) Represents estimates that may change as the development process proceeds. (2) Includes amortization of fees. (3) Preferred equity with economic terms and accounting consistent with a loan receivable. Solis City Park Charlotte, NC Solis Nexton Summerville, SC Property Type Estimated Size(1) % Leased or LOI Initial Occupancy Loan Maturity Interest Rate Loan Balance QTD Interest Income(2) Outstanding Investments The Interlock Atlanta, GA Mixed-use 300,000 sf 90% 1Q21 4Q24 15% $78,784 $2,363 Solis Nexton(3) Summerville, SC Multifamily 320 units 34% 4Q22 4Q26 11% 25,532 680 Solis City Park(3) Charlotte, NC Multifamily 250 units NA 3Q23(1) 1Q28 13% 11,936 329 Total $116,252 $3,372

19 THIRD-PARTY CONSTRUCTION $ IN THOUSANDS Adams Hill Greenville, SC Q3 2022 Q2 2022 Q1 2022 Q4 2021 Trailing 4 Quarters Revenue $69,024 $45,273 $24,650 $20,463 $159,410 Expense (66,252) (43,418) (23,821) (19,750) (153,241) Gross Profit $2,772 $1,855 $829 $713 $6,169 Operating Margin 4.0% 4.1% 3.4% 3.5% 3.9% Third-Party Backlog as of Q3 2022 Beginning Backlog $541,215 New Contracts 53,966 QTD Work Performed (69,252) Ending Backlog $525,929

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

ARMADA HOFFLER

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price	Cash Cap Rate	Purchase Date	Anchor Tenants
2022		482,000 / 103 units	$273,000	6.1%		
Constellation Energy Building	Baltimore, MD	482,000 / 103 units	273,000 (1)	6.1%	1Q22	Constellation Energy Group
2021		412,075	$64,850	6.9%		
Greenbrier Square	Chesapeake, VA	260,710	36,500	6.3%	3Q21	Kroger, Homegoods, Dick's Sporting Goods
Overlook Village	Asheville, NC	151,365	28,350	7.7%	3Q21	T.J. Maxx|Homegoods, Ross
2020		174 units	$25,700	6.8%		
Edison Apartments	Richmond, VA	174 units	25,700	6.8%	4Q20	
Total/Weighted Average		894,075 / 277 units	$363,550	6.3%		

DISPOSITIONS

Properties	Location	Square Feet/Units/Beds	Sale Price	Cash Cap Rate	Disposition Date	Anchor Tenants
2022		275,896 / 1,031 units/beds	$258,261	4.3%		
Sandbridge Outparcels	Virginia Beach, VA	7,233	3,455	4.5%	3Q22	Autozone, Valvoline
Annapolis Junction	Annapolis Junction, MD	416 units	150,000	4.2%	3Q22	
North Pointe Outparcels	Durham, NC	268,663	23,931	4.0%	2Q22	Costco, Home Depot
Summit Place	Charleston, SC	357 beds	37,800	4.8%	2Q22	
Hoffler Place	Charleston, SC	258 beds	43,075	4.1%	2Q22	
2021		128,105 / 568 beds	$90,265	5.2%		
Johns Hopkins Village	Baltimore, MD	568 beds	75,000	5.6%	4Q21	
Courthouse 7-Eleven	Virginia Beach, VA	3,177	3,065	4.5%	4Q21	7-Eleven
Socastee Commons	Myrtle Beach, SC	57,273	3,800	NA (2)	3Q21	
Oakland Marketplace	Oakland, TN	64,538	5,500	7.8%	1Q21	Kroger
Hanbury 7-Eleven	Chesapeake, VA	3,117	2,900	5.5%	1Q21	7-Eleven
2020		645,600	$97,300	7.7%		
Hanbury Walgreens	Chesapeake, VA	14,820	7,300	6.1%	3Q20	Walgreens
Retail Portfolio (7 properties)	Mid-Atlantic	630,780	90,000	7.8%	2Q20	Harris Teeter, Food Lion, Weis Markets, Office Max
Total/Weighted Average		1,049,601 / 1,599 units/beds	$445,826	5.2%		

(1) Represents 100% of property value of which the Company owns a 90% economic interest.
(2) Anchor tenant vacant at time of sale.

20

21 TOP 20 TENANTS BY ABR(1) $ IN THOUSANDS AS OF SEPTEMBER 30, 2022 (1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized. Commercial Portfolio Tenant Number of Leases Lease Expiration Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Group 1 2036 $14,149 7.9% Morgan Stanley 3 2027 - 2032 7,178 4.0% Harris Teeter/Kroger 6 2023 - 2035 3,766 2.1% Canopy by Hilton 1 2045 2,846 1.6% ABR Clark Nexsen 1 2029 2,801 1.6% WeWork 1 2034 2,122 1.2% Lowes Foods 2 2037 ; 2039 1,976 1.1% Franklin Templeton 1 2038 1,861 1.0% Duke University 1 2029 1,659 0.9% Huntington Ingalls Industries 1 2029 1,606 0.9% Dick's Sporting Goods 1 2032 1,553 0.9% PetSmart 5 2025 - 2027 1,527 0.8% TJ Maxx/Homegoods 5 2023 - 2027 1,519 0.8% Regal Cinemas 2 2024 ; 2024 1,339 0.7% Mythics 1 2030 1,260 0.7% Johns Hopkins Medicine 1 2023 1,213 0.7% Amazon/Whole Foods 1 2040 1,144 0.6% Ross Dress for Less 3 2025 - 2027 1,122 0.6% Apex Entertainment 1 MTM ; 2024 1,092 0.6% Bed Bath & Beyond 2 2025 ; 2027 1,084 0.6% Top 20 Total $52,817 29.3%

22 LEASE SUMMARY (1) Excludes leases from properties in development. OFFICE Renewals For GAAP and Cash Releasing Spread Calc: Quarter Number of Leases Signed Net Rentable SF Signed GAAP Releasing Spread Cash Releasing Spread Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q3 2022 3 22,374 3.3% -3.1% 3.9 $117,290 $5.24 Q2 2022 3 7,654 13.1% 3.0% 4.6 14,127 1.85 Q1 2022 5 22,985 11.3% 2.6% 4.9 321,154 13.97 Q4 2021 1 23,267 8.3% -3.8% 5.3 515,175 22.14 Trailing 4 Quarters 12 76,280 8.0% -1.2% 4.7 $967,746 $12.69 New Leases(1) Quarter Number of Leases Signed Net Rentable SF Signed Cash Rent per SF Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q3 2022 1 17,617 $26.25 10.0 $1,088,088 $61.76 Q2 2022 4 18,884 24.20 6.2 595,169 31.52 Q1 2022 2 5,407 29.11 7.7 358,633 66.33 Q4 2021 1 1,428 26.00 10.0 45,198 31.65 Trailing 4 Quarters 8 43,336 $25.71 8.1 $2,087,088 $48.16 RETAIL Renewals For GAAP and Cash Releasing Spread Calc: Quarter Number of Leases Signed Net Rentable SF Signed GAAP Releasing Spread Cash Releasing Spread Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q3 2022 18 62,880 10.7% 5.8% 5.3 $176,982 $2.81 Q2 2022 20 217,381 9.9% 3.5% 7.5 416,696 1.92 Q1 2022 22 199,653 11.8% 3.5% 6.1 251,045 1.26 Q4 2021 16 126,328 9.0% 6.0% 4.8 166,153 1.32 Trailing 4 Quarters 76 606,242 10.3% 4.6% 6.3 $1,010,876 $1.67 New Leases(1) Quarter Number of Leases Signed Net Rentable SF Signed Cash Rent per SF Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q3 2022 10 22,354 $25.09 9.0 $1,316,282 $58.88 Q2 2022 11 40,190 18.62 8.2 1,248,190 31.06 Q1 2022 5 19,680 28.15 11.6 1,753,363 89.09 Q4 2021 17 61,922 18.27 6.8 1,267,703 20.47 Trailing 4 Quarters 43 144,146 $20.77 8.2 $5,585,538 $38.75

LEASE EXPIRATIONS[1]

AS OF SEPTEMBER 30, 2022

ARMADA HOFFLER

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	68,364	3.2%	$ -	-
M-T-M	2	1,623	0.1%	63,329	0.1%
2022	2	2,489	0.1%	59,062	0.1%
2023	9	68,800	3.2%	1,857,844	3.1%
2024	14	150,495	7.1%	3,837,218	6.3%
2025	19	153,103	7.2%	4,719,175	7.8%
2026	11	54,355	2.6%	1,418,061	2.3%
2027	18	326,264	15.4%	9,506,745	15.7%
2028	14	113,036	5.3%	3,294,738	5.4%
2029	13	297,814	14.0%	8,114,702	13.4%
2030	9	145,335	6.9%	4,238,997	7.0%
2031	3	18,870	0.9%	541,476	0.9%
2032	4	40,816	1.9%	1,238,157	2.0%
Thereafter	6	678,977	32.1%	21,601,386	35.9%
Total / Weighted Average	124	2,120,341	100.0%	$60,490,890	100.0%

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	75,890	2.0%	$ -	-
M-T-M	3	51,737	1.4%	626,221	0.9%
2022	8	33,791	0.9%	677,710	1.0%
2023	51	250,956	6.6%	5,092,633	7.4%
2024	84	426,848	11.3%	8,075,786	11.7%
2025	93	499,516	13.2%	8,773,067	12.7%
2026	79	390,930	10.3%	7,758,080	11.2%
2027	72	451,459	11.9%	8,292,193	12.0%
2028	42	172,545	4.6%	3,908,242	5.7%
2029	33	127,882	3.4%	2,664,209	3.9%
2030	45	255,810	6.7%	5,679,625	8.2%
2031	29	218,696	5.8%	4,279,779	6.2%
2032	25	293,002	7.7%	4,786,320	6.9%
Thereafter	30	542,758	14.2%	8,389,551	12.2%
Total / Weighted Average	594	3,791,820	100.0%	$69,003,416	100.0%

(1) *Excludes leases from properties in development and delivered, but not yet stabilized.*

23

24Town Center Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

25 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of September 30, 2022, for in-place leases as of such date by (b) 12, and do not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of September 30, 2022. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, and proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) revenue for the quarter ended by (b) 4.

26 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements, termination fees and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. DEFINITIONS FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

27 DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of the last day of the quarter, divided by (b) net rentable square feet, expressed as a percentage. As of January 1, 2022, occupancy for our multifamily properties is calculated as (a) average of the number of occupied units/beds on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units/beds available, as of such date expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy. For periods prior to January 1, 2022, multifamily and student housing occupancy was calculated based on occupied units and beds as a percentage of total units and beds. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, certain costs for interest rate caps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO. PROPERTY/STABILIZED PROPERTY ADJUSTED EBITDA: We calculate Property Adjusted EBITDA as EBITDA coming solely from our operating properties. When referring to Stabilized Property Adjusted EBITDA, we exclude certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up. We generally consider a property to be stabilized upon the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Management believes that Stabilized Property Adjusted EBITDA provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Property Adjusted EBITDA or similarly titled measures.

28 DEFINITIONS STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured line of credit. TOTAL ADJUSTED EBITDA: We calculate Total Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is not considered stabilized.

PROPERTY PORTFOLIO

AS OF SEPTEMBER 30, 2022

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Year Built / Redeveloped	Net Rentable SF	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF[(1)]	Anchor Tenant(s)
Town Center of Virginia Beach							
249 Central Park Retail	Virginia Beach, VA	2004	92,456	100.0%	$2,558,007	$27.67	Cheesecake Factory, Brooks Brothers
Apex Entertainment	Virginia Beach, VA	2002/2020	103,335	100.0%	1,545,919	14.96	Apex Entertainment, USI
Columbus Village	Virginia Beach, VA	2013/2020	62,207	100.0%	1,898,409	30.52	Barnes & Noble, CAVA, Shake Shack
Columbus Village II	Virginia Beach, VA	1996	92,061	96.7%	1,258,921	14.14	BB&B, Regal
Commerce Street Retail	Virginia Beach, VA	2008	19,173	100.0%	963,495	50.25	Yard House
Fountain Plaza Retail	Virginia Beach, VA	2004	35,961	93.7%	1,101,938	32.69	Ruth's Chris, Nando's
Premier Retail	Virginia Beach, VA	2018	39,015	86.8%	1,140,886	33.70	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	2002	38,515	100.0%	1,000,503	25.98	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	2007	11,594	100.0%	406,008	35.02	Rocket Title, Legal Sea Foods
Grocery Anchored							
Broad Creek Shopping Center[(2)]	Norfolk, VA	2001	121,504	95.7%	$2,193,320	$18.86	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	1980	115,059	98.2%	1,354,200	11.99	Kroger
Brooks Crossing Retail	Newport News, VA	2016	18,349	78.3%	218,623	15.21	Various Small Shops (grocery shadow)
Delray Beach Plaza[(2)]	Delray Beach, FL	2021	87,207	100.0%	2,997,459	34.37	Whole Foods
Greenbrier Square	Chesapeake, VA	2017	260,710	95.4%	2,486,750	10.00	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	2014	15,719	92.6%	325,080	22.33	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	2009	98,638	98.7%	1,976,529	20.30	Harris Teeter
Lexington Square	Lexington, SC	2017	85,440	98.3%	1,849,156	22.01	Lowes Foods
Market at Mill Creek	Mt. Pleasant, SC	2018	80,319	97.7%	1,840,444	23.45	Lowes Foods
North Pointe Center	Durham, NC	2009	226,083	100.0%	2,921,047	12.92	Harris Teeter
Parkway Centre	Moultrie, GA	2017	61,200	100.0%	850,761	13.90	Publix
Parkway Marketplace	Virginia Beach, VA	1998	37,804	100.0%	779,117	20.61	Rite Aid (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	2001	74,256	98.0%	1,245,907	17.13	Safeway
Sandbridge Commons	Virginia Beach, VA	2015	69,417	100.0%	941,946	13.57	Harris Teeter
Tyre Neck Harris Teeter[(2)]	Portsmouth, VA	2011	48,859	100.0%	559,948	11.46	Harris Teeter
Regional Centers							
Dimmock Square	Colonial Heights, VA	1998	106,166	88.5%	$1,739,632	$18.51	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	1999	49,000	100.0%	717,850	14.65	Regal Cinemas
Marketplace at Hilltop[(2)]	Virginia Beach, VA	2001	116,953	100.0%	2,749,869	23.51	Total Wine, Panera, Chick-Fil-A
Nexton Square	Summerville, SC	2020	133,608	100.0%	3,472,955	25.99	Various Small Shops
North Hampton Market	Taylors, SC	2004	114,954	97.9%	1,500,110	13.33	PetSmart, Hobby Lobby
Overlook Village	Asheville, NC	1990	151,365	100.0%	2,196,685	14.51	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	2004	160,942	97.9%	2,463,676	15.64	BB&B, PetSmart, DSW
Providence Plaza	Charlotte, NC	2008	103,118	100.0%	2,967,037	28.77	Cranfill, Sumner & Hartzog, Chipotle
Red Mill Commons	Virginia Beach, VA	2005	373,808	96.3%	6,809,480	18.91	Homegoods, Walgreens
Southgate Square	Colonial Heights, VA	2016	260,131	100.0%	3,750,725	14.42	Burlington, PetSmart, Michaels, Conn's
South Square	Durham, NC	2005	109,590	100.0%	1,984,615	18.11	Ross, Petco, Office Depot
Southshore Shops	Chesterfield, VA	2006	40,307	97.5%	812,198	20.66	Buffalo Wild Wings
Wendover Village	Greensboro, NC	2004	176,997	98.8%	3,424,210	19.59	T.J. Maxx, Petco, Beauty World
Total Retail Portfolio			3,791,820	98.0%	$69,003,416	$18.57	

(1) *See appendix for definitions.*
(2) *The Company leases all or a portion of the land underlying this property pursuant to a ground lease.*

29

PROPERTY PORTFOLIO CONT.

AS OF SEPTEMBER 30, 2022

ARMADA HOFFLER

Office Properties- Stabilized	Location	Net Rentable SF	Year Built	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF[(1)]	Anchor Tenant(s)
Town Center of Virginia Beach							
4525 Main Street	Virginia Beach, VA	235,088	2014	100.0%	$7,134,452	$30.35	Clark Nexsen, Anthropologie, Mythics
Armada Hoffler Tower[(3)]	Virginia Beach, VA	315,916	2002	98.7%	9,415,000	30.19	AHH, Troutman Pepper, Williams Mullen
One Columbus	Virginia Beach, VA	129,066	1984	98.3%	3,232,698	25.48	Truist, HBA
Two Columbus	Virginia Beach, VA	108,459	2009	98.0%	2,899,859	27.28	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront							
Constellation Energy Building	Baltimore, MD	490,735	2016	97.2%	$14,800,069	$31.01	Constellation Energy Group
Thames Street Wharf[(3)]	Baltimore, MD	263,426	2010	100.0%	7,642,032	29.01	Morgan Stanley, JHU Medical
Wills Wharf[(2)]	Baltimore, MD	327,991	2020	90.8%	9,046,393	30.39	Canopy by Hilton, Transamerica, RBC, Franklin Templeton
Other							
Brooks Crossing Office	Newport News, VA	98,061	2019	100.0%	$1,925,168	$19.63	Huntington Ingalls Industries
One City Center	Durham, NC	151,599	2019	89.3%	4,395,219	32.45	Duke University, WeWork
Stabilized Office Total		2,120,341		96.8%	$60,490,890	$29.48	

Multifamily Properties- Stabilized	Location	Units	Year Built / Redeveloped	Occupancy[(1)]	AQR [(1)]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach						
Encore Apartments	Virginia Beach, VA	286	2014	97.3%	$5,703,288	$1,708
Premier Apartments	Virginia Beach, VA	131	2018	95.2%	2,843,412	1,900
The Cosmopolitan[(4)]	Virginia Beach, VA	342	2006/2020	94.7%	8,668,380	2,230
Harbor Point - Baltimore Waterfront						
1405 Point[(2)(4)]	Baltimore, MD	289	2018	97.1%	$8,599,284	$2,554
1305 Dock Street	Baltimore, MD	103	2016	96.4%	2,959,332	2,484
Other						
Edison Apartments[(4)]	Richmond, VA	174	2014	97.5%	$3,070,116	$1,508
Greenside Apartments	Charlotte, NC	225	2018	98.4%	4,660,200	1,754
Liberty Apartments[(4)]	Newport News, VA	197	2013	96.3%	3,554,640	1,561
Smith's Landing[(2)]	Blacksburg, VA	284	2009	94.7%	5,382,168	1,668
Gainesville Apartments	Gainesville, GA	223	2022	96.7%	4,768,752	1,843
Multifamily Total		2,254		96.4%	$50,209,572	$1,926

(1) *See appendix for definitions.*
(2) *The Company leases all or a portion of the land underlying this property pursuant to a ground lease.*
(3) *The Company occupies 55,390 square feet at these two properties at an ABR of $1.8M, or $32.23 per leased square foot, which are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.*
(4) *The ABR for Liberty, Cosmopolitan, Edison, and 1405 Point excludes approximately $0.2M, $1.0M, $0.3M and $0.4M, respectively, from ground floor retail leases.*

30

RECONCILIATION OF DEBT & EBITDA

$ IN THOUSANDS

ARMADA HOFFLER

	Three Months Ended			
	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Property Net Operating Income	$35,542	$36,702	$36,562	$32,270
Property Other Income (Expense), Net	(30)	(190)	104	(74)
Amortization of Right of Use Assets	(278)	(277)	(278)	(278)
Impairment of Intangible Assets and Liabilities	-	(85)	(47)	83
Property Adjusted EBITDA	$35,234	$36,150	$36,341	$32,001
Acquisition	-	-	826	-
Disposition	(368)	(496)	-	(730)
Development	-	(771)	(674)	(681)
Stabilized Portfolio Adjusted EBITDA	$34,866	$34,883	$36,493	$30,590
Construction Gross Profit	2,772	1,855	829	713
Corporate G&A	(3,708)	(3,446)	(4,552)	(3,482)
Non-Cash Stock Comp	614	506	1,609	400
Acquisition, Development & Other Pursuit Costs	-	(26)	(11)	(1)
Interest Income	3,487	3,350	3,568	3,829
Other Income (Expense), Net	5	89	(31)	5
Add Back: Unstabilized Development	-	771	674	681
Total Adjusted EBITDA	$38,036	$37,982	$38,579	$32,735
Stabilized Portfolio Debt	$684,704	$768,852	$812,703	$664,985
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	4.9x	5.5x	5.6x	5.4x
Total Debt[(1)]	1,042,955	1,165,108	1,179,296	957,387
Cash	(59,565)	(76,412)	(39,486)	(40,443)
Net Debt	$983,390	$1,088,696	$1,139,810	$916,944
Net Debt Plus Ancillary Debt/Total Adjusted EBITDA	6.5x	7.2x	7.4x	7.0x
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	$1,154,475	$1,259,781	$1,310,895	$1,088,029
Net Debt + Preferred /Total Adjusted EBITDA	7.6x	8.3x	8.5x	8.3x

(1) *Excludes GAAP adjustments.*

31

32 QUARTER TO DATE(1) $ IN THOUSANDS AS OF SEPTEMBER 30, 2022 CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired and/or disposed properties. YEAR TO DATE(1) Leasing Commissions Lease Incentive Tenant Improvements Land Improvements Building Improvements Furniture Fixtures & Equipment Total Second Generation Capex Retail $371 - $212 $135 $741 - $1,459 Office 41 - - - 438 - 479 Multifamily 15 - - 8 1,040 54 1,117 Total Portfolio $427 - $212 $143 $2,219 $54 $3,055 Leasing Commissions Lease Incentive Tenant Improvements Land Improvements Building Improvements Furniture Fixtures & Equipment Total Second Generation Capex Retail $1,328 - $2,057 $563 $3,297 - $7,246 Office 353 - 787 - 1,238 - 2,378 Multifamily 17 - 211 126 2,442 781 3,578 Total Portfolio $1,698 - $3,055 $689 $6,977 $781 $13,202

33 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three months ended 9/30 Nine Months Ended 9/30 2022 2021 2022 2021 Office Same Store Rental revenues $10,315 $10,252 $30,861 $30,752 Property expenses 3,960 3,825 11,219 10,837 NOI 6,355 6,427 19,642 19,915 Non-Same Store NOI(1) 5,402 550 15,173 1,869 Segment NOI $11,757 $6,977 $34,815 $21,784 Retail Same Store Rental revenues $19,718 $19,062 $54,650 $51,628 Property expenses 5,061 4,886 13,828 13,223 NOI 14,657 14,176 40,822 38,405 Non-Same Store NOI(1) 940 677 6,406 3,851 Segment NOI $15,597 $14,853 $47,228 $42,256 Multifamily Same Store Rental revenues $11,222 $10,624 $32,901 $30,399 Property expenses 4,516 4,327 12,624 12,274 NOI 6,706 6,297 20,277 18,125 Non-Same Store NOI(1) 1,482 3,173 6,486 9,359 Segment NOI $8,188 $9,470 $26,763 $27,484 Total Property Portfolio NOI $35,542 $31,300 $108,806 $91,524

RECONCILIATION TO GAAP NET INCOME

$ IN THOUSANDS

ARMADA HOFFLER

Three Months Ended 9/30/2022

		Office		Retail		Multifamily		Total Rental Properties		General Contracting & Real Estate Services		Total
Segment revenues	$	18,687	$	21,223	$	13,833	$	53,743	$	69,024	$	122,767
Segment expenses		6,930		5,626		5,645		18,201		66,252		84,453
Net operating income	$	11,757	$	15,597	$	8,188	$	35,542	$	2,772	$	38,314
Depreciation and amortization												(17,527)
General and administrative expenses												(3,854)
Acquisition, development and other pursuit costs												-
Impairment charges												-
Gain (loss) on real estate dispositions												33,931
Interest income												3,490
Interest expense												(10,345)
Loss on extinguishment of debt												(2,123)
Unrealized credit loss release (provision)												42
Amortization of right-of-use assets - finance leases												(278)
Change in fair value of derivatives and other												782
Other income (expense)												118
Income tax benefit (provision)												(181)
Net income											$	42,369
Net loss (income) attributable to noncontrolling interest in investment entities												(5,583)
Preferred stock dividends												(2,887)
Net income attributable to AHH and OP unitholders											$	33,899

Nine Months Ended 9/30/2022

		Office		Retail		Multifamily		Total Rental Properties		General Contracting & Real Estate Services		Total
Segment revenues	$	54,024	$	64,197	$	45,381	$	163,602	$	138,947	$	302,549
Segment expenses		19,209		16,969		18,618		54,796		133,491		188,287
Net operating income	$	34,815	$	47,228	$	26,763	$	108,806	$	5,456	$	114,262
Depreciation and amortization												(54,865)
General and administrative expenses												(12,179)
Acquisition, development and other pursuit costs												(37)
Impairment charges												(333)
Gain (loss) on real estate dispositions												53,424
Interest income												10,410
Interest expense												(28,747)
Unrealized credit loss release (provision)												(858)
Amortization of right-of-use assets - finance leases												(833)
Loss on extinguishment of debt												(2,899)
Change in fair value of derivatives and other												7,512
Other income (expense)												415
Income tax benefit (provision)												140
Net income											$	85,412
Net loss attributable to noncontrolling interest in investment entities												(5,811)
Preferred stock dividends												(8,661)
Net income attributable to AHH and OP unitholders											$	70,940

34

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

$ IN THOUSANDS

ARMADA HOFFLER

	Three Months Ended			
	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Net income attributable to common stockholders and OP unitholders	$33,899	$27,752	$9,289	$361
Excluding:				
Depreciation and amortization	17,527	18,781	18,557	16,616
Loss (gain) on real estate dispositions	(33,931)	(19,493)	-	(15,436)
Impairment of real estate assets	-	201	-	18,339
Income tax provision (benefit)	181	(20)	(301)	(220)
Interest expense	10,345	9,371	9,031	8,685
Change in fair value of derivatives and other	(782)	(2,548)	(4,182)	(1,344)
Preferred dividends	2,887	2,887	2,887	2,887
Loss on extinguishment of debt	2,123	618	158	3,690
Unrealized credit loss provision (release)	(42)	295	605	(508)
Investment Entities	5,583	128	100	(5)
Non-cash stock compensation	614	506	1,609	400
Adjusted EBITDA	$38,404	$38,478	$37,753	$33,465
Dispositions	(368)	(496)	-	(730)
Acquisitions (full quarter)	-	-	826	-
Total Adjusted EBITDA	$38,036	$37,982	$38,579	$32,735
Construction Gross Profit	(2,772)	(1,855)	(829)	(713)
Corporate G&A	3,708	3,446	4,552	3,482
Non-Cash Stock Comp	(614)	(506)	(1,609)	(400)
Acquisition, Development & Other Pursuit Costs	-	26	11	1
Interest income	(3,487)	(3,350)	(3,568)	(3,829)
Other income (expense), net	(5)	(89)	31	(5)
Add Back: Unstabilized Development	-	(771)	(674)	(681)
Stabilized Portfolio Adjusted EBITDA	$34,866	$34,883	$36,493	$30,590
Acquisition	-	-	(826)	-
Disposition	368	496	-	730
Development	-	771	674	681
Property Adjusted EBITDA	$35,234	$36,150	$36,341	$32,001

35